                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     FORM 8-K/A

                            AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  January 16, 1998

                                 MARSHALL INDUSTRIES
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

         CALIFORNIA                   1-5441                  95-2048764
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      (State or other        (Commission File Number)       (IRS Employer
        jurisdiction                                     Identification No.)
     of incorporation)

 9320 TELSTAR AVENUE, EL MONTE, CALIFORNIA                        91731-2895
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  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number including area code:  (626) 307-6000


(Former name or former address, if changed since last report.)
      Not applicable.

                                  AMENDMENT NO. 1

               The undersigned hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed with the Commission on January 31, 1998 (the "Current Report") as set forth herein relating to the acquisition of Sterling Electronics Corporation. Pursuant to Item 7 of Form 8-K, the financial statements filed with this Amendment were omitted from the Current Report and are being filed herewith.

               The Current Report is hereby amended by deleting Item 7(b) thereof and replacing it in its entirety with the following:

          (b)  PRO FORMA FINANCIAL INFORMATION (unaudited):

          Description                                                   Page No.

          Marshall Industries PRO FORMA statement of income for the
          fiscal year ended May 31, 1997.                                   3
                                                                           ---
          Marshall Industries PRO FORMA statement of income for the
          six months ended November 30, 1997.                               4
                                                                           ---
          Marshall Industries PRO FORMA balance sheet as of
          November 30, 1997.                                                5
                                                                           ---
                                     * * * * *

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MARSHALL INDUSTRIES



                              By:  /s/ Henry W. Chin
                                   ----------------------------------------
                                   Henry W. Chin
                                   Vice President, Finance, Chief Financial
                                   Officer and Secretary



DATED:  March  31 , 1998

                                MARSHALL INDUSTRIES
                        Pro Forma Combined Income Statement
                 Reflecting the Acquisition of Sterling Electronics
                              Year Ended May 31, 1997
                                    (Unaudited)
                        (in 000's, except per share data)

                                                Marshall      Sterling        Pro Forma       Adj     Pro Forma
                                               Industries    Electronics     Adjustments      Key     Financials
                                              -----------    -----------     -----------      ---     -----------
 Net Sales                                    $ 1,184,604     $ 343,764        $   (493)      (a)     $ 1,527,875
    Cost of Sales                                 988,371       268,466            (436)      (a)       1,256,401
                                              -----------     ---------        --------               -----------
 Gross Profit                                     196,233        75,298             (57)      (a)         271,474
    Selling, general and
    administrative expenses                       128,927        57,415           3,636       (b)         189,978
                                              -----------     ---------        --------               -----------

 Income from operations                            67,306        17,883          (3,693)                   81,496
    Interest expense (income)
       and other -- net                           (1,197)         2,101          10,908       (c)          11,812
                                              -----------     ---------        --------               -----------
 Income before provision for income taxes          68,503        15,782         (14,601)                   69,684
    Provision for income taxes                     28,850         6,184          (4,710)      (d)          30,324
                                              -----------     ---------        --------               -----------
 Net Income                                       $39,653     $   9,598        $ (9,891)              $    39,360
                                              -----------     ---------        --------               -----------
 Earnings per share:
    Basic                                     $      2.35                                             $      2.33
                                              -----------                                             -----------
    Diluted                                   $      2.33                                             $      2.32
                                              -----------                                             -----------
 Average number of shares outstanding:
    Basic                                          16,861                                                  16,861
                                              -----------                                             -----------
    Diluted                                        16,997                                                  16,997
                                              -----------                                             -----------

                                                          See Accompanying Notes

                                MARSHALL INDUSTRIES
                        Pro Forma Combined Income Statement
                 Reflecting the Acquisition of Sterling Electronics
                         Six Months Ended November 30, 1997
                                    (Unaudited)
                         (in 000's, except per share data)


                                                Marshall      Sterling        Pro Forma       Adj     Pro Forma
                                               Industries    Electronics     Adjustments      Key     Financials
                                              -----------    -----------     -----------      ---     -----------
 Net Sales                                    $ 675,635        $ 195,390     $  (523)         (a)     $ 870,502
    Cost of Sales                               573,069          155,536        (502)         (a)       728,103
                                              ---------        ---------     -------                  ---------

 Gross Profit                                   102,566           39,854         (21)         (a)       142,399
    Selling, general and
    administrative expenses                      69,167           33,234       1,622          (b)       104,023
                                              ---------        ---------     -------                  ---------

 Income from operations                          33,399            6,620      (1,643)                    38,376
    Interest expense (income)
    and other -- net                              1,165            1,537       5,086          (c)         7,788
                                              ---------        ---------     -------                  ---------

 Income before income taxes and
    extraordinary gain                           32,234            5,083      (6,729)                    30,588

    Provision for income taxes                   13,555            1,982      (2,198)         (d)        13,339
                                              ---------        ---------     -------                  ---------

 Income before extraordinary gain                18,679            3,101      (4,531)                    17,249

 Extraordinary gain from termination of
    joint venture (net of income taxes of
   $10, 535)                                     14,615                -            -                    14,615
                                              ---------        ---------     -------                  ---------

 Net Income                                   $  33,294      $     3,101      (4,531)                 $  31,864
                                              ---------        ---------     -------                  ---------
                                              ---------        ---------     -------                  ---------

 Earnings per share (basic):
    Income per share before extraordinary
        gain                                  $    1.12                                               $    1.04
    Extraordinary gain per share                   0.88                                                    0.88
                                              ---------                                               ---------
    Net income per share                      $    2.00                                               $    1.92
                                              ---------                                               ---------
 Earnings per share (diluted):
    Income per share before extraordinary
        gain                                  $    1.11                                               $    1.03
    Extraordinary gain per share                   0.87                                                    0.87
                                              ---------                                               ---------
    Net income per share                      $    1.98                                               $    1.90
                                              ---------                                               ---------
 Average number of shares outstanding
    Basic                                        16,616                                                  16,616
                                              ---------                                               ---------
    Diluted                                      16,809                                                  16,809
                                              ---------                                               ---------


                                                        See Accompanying Notes

                                MARSHALL INDUSTRIES
                          Pro Forma Combined Balance Sheet
                 Reflecting the Acquisition of Sterling Electronics
                              As of November 30, 1997
                                    (Unaudited)
                                     (in 000's)

                                                Marshall      Sterling        Pro Forma       Adj     Pro Forma
                                               Industries    Electronics     Adjustments      Key     Financials
                                              -----------    -----------     -----------      ---     -----------
 Current Assets:
         Cash                                  $   5,372     $     715        $     --                $   6,087
         Receivables, net                        163,579        58,805               (42)     (1)       222,342
         Inventories                             279,236        79,110            (2,500)     (7)       355,846
         Deferred income tax benefits             14,272            --              --                   14,272
         Prepaid expenses                            892            --              --                      892
         Prepaid income taxes                         --            --             6,239     (10)         6,239
         Other current assets                         --         1,630              --                    1,630
                                               ---------     ---------        ----------              ---------

 Total Current Assets                            463,351       140,260             3,697                607,308
                                               ---------     ---------        ----------              ---------
 Property, plant and equipment, net               38,020         9,741            (8,606)     (2)        39,155
 Equity investment                                40,168            --              --                   40,168
 Goodwill, net of amortization                        --         9,013           118,612      (3)       127,625
 Other assets, net                                   365         4,804             1,001   (4)(9)         6,170
                                               ---------     ---------        ----------              ---------

         Total Assets                          $ 541,904     $ 163,818        $  114,704              $ 820,426
                                               ---------     ---------        ----------              ---------

 Current Liabilities:
         Accounts payable and accrued
             expenses                          $ 130,737     $  43,128        $   22,823   (1)(8)     $ 196,688
                                                                                             (11)
         Current portion - long-term debt             --           242              (242)     (5)            --
         Income taxes                              1,271         2,521            (3,792)    (10)            --
                                               ---------     ---------        ----------              ---------

 Total Current Liabilities                       132,008        45,891            18,789                196,688
                                               ---------     ---------        ----------              ---------

 Long-term debt                                   18,000        51,788           157,016      (5)       226,804
 Deferred income tax liabilities                   2,642            --               --                   2,642
 Post-employment benefits and other
         long-term liabilities                        --         5,038               --                   5,038

 Shareholders' Investment                        389,254        61,101           (61,101)     (6)       389,254
                                               ---------     ---------        ----------              ---------

        Total Liabilities and Shareholders'
            Investment                         $ 541,904     $ 163,818        $  114,704              $ 820,426
                                               ---------     ---------        ----------              ---------

                                                      See Accompanying Notes

                  Notes to Pro Forma Combined Financial Statements
                 Reflecting the Acquisition of Sterling Electronics
                                    (Unaudited)
                                     (In 000's)

1.   Principles of Presentation:

     On January 16, 1998, Marshall Industries acquired all of the outstanding capital stock of Sterling Electronics Corporation ("Sterling
     Electronics"), a distributor of electronic components, for $21 per share in cash plus the assumption of the balance of Sterling Electronics' outstanding debt and other direct costs related to the acquisition for a total of approximately $230 million. The preliminary allocation of the purchase price resulted in goodwill of approximately $121 million which will be amortized over 40 years. The goodwill allocation is subject to final determination based on potential valuation adjustments.

     The unaudited pro forma combined balance sheet as of November 30, 1997 gives effect to the transaction as though it had occurred on November 30, 1997 and is based on the historical unaudited balance sheet of Marshall Industries as of November 30, 1997 and the historical unaudited balance sheet of Sterling Electronics as of September 27, 1997.

     The unaudited pro forma combined income statements for the year ended May 31, 1997 and the six months ended November 30, 1997 give effect to the transaction as though it had occurred at the beginning of each of Marshall Industries' fiscal years 1997 and 1998, respectively. Marshall's fiscal year begins on June 1. The unaudited pro forma combined income statements are based on the historical income statements of Marshall Industries for the year ended May 31, 1997 and for the six months ended November 30, 1997 (unaudited) and the historical income statements of Sterling Electronics for the year ended March 29, 1997 and the six months ended September 27, 1997 (unaudited).

     The unaudited pro forma combined financial statements give effect to the transaction using the purchase method of accounting and the adjustments described below.

     The pro forma adjustments are based upon currently available information and upon certain assumptions that management believes are reasonable. For this reason and because pro forma statements include only the adjustments described below, they should not be considered indicative of the results that would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. No attempt has been made to quantify in the pro forma statements additional costs which may be incurred as a result of the combination.

     The pro forma statements should be read in conjunction with the historical consolidated financial statements, together with the related notes thereto, of Marshall Industries and Sterling Electronics.

2.   Pro Forma Adjustments:

     The following adjustments are reflected in the unaudited pro forma combined income statements for the year ended May 31, 1997 and the six months ended November 30, 1997 (in 000's):

     a)   Eliminate intercompany sales and gross profit
     b) Record amortization of goodwill of $3,365 and $1,486, respectively, and loan origination costs of $271 and $136, respectively
     c) Record interest expense for new borrowings under the $325 million credit facility net of historical interest expense of $2,101 and $1,537, respectively, on Sterling Electronics debt retired
     d)   Record income taxes for the effect of the pro forma adjustments

     The following adjustments are reflected in the unaudited pro forma combined balance sheet as of November 30, 1997 (in 000's):

     1)   Eliminate intercompany balances
     2)   Adjust fixed assets to estimated fair market value
     3)   Record goodwill associated with the purchase of Sterling Electronics
     4)   Record loan origination costs on the new borrowings of $1,358
     5) Borrowings related to the acquisition, net of retirement of Sterling Electronics' debt
     6)   Eliminate Sterling Electronics' shareholders' investment
     7) Conform inventory accounting policies to Marshall Industries' accounting policies
     8)   Record reserve for severance costs for terminated employees of $3,000
     9)   Reduce other assets by $357 to reflect fair market value
     10) Reduce goodwill for tax benefits related to the difference in book and tax basis of $5,722 and the payout of stock options of $4,309
     11) Accrue for costs related to the acquisition including the payout of stock options of $12,814 and other transaction costs of $7,051

3. The purchase cost and preliminary allocation of the excess of cost over net book value of the assets acquired on November 30, 1997 are as follows:

                                                                           (in 000's)
     Cash paid for purchase of outstanding Sterling Electronics' stock     $ 155,362
     Payment for Sterling Electronics' options                                12,814
     Transaction fees and expenses                                             6,051
                                                                           ---------
           Total purchase cost                                               174,227
     Book value of net assets acquired                                       (61,101)
                                                                           ---------
           Excess of purchase cost over net book value of assets
             acquired                                                      $ 113,126
                                                                           ---------
                                                                           ---------

     Allocated to:
           Sterling Electronics' historical net goodwill                   $  (9,013)
           Adjustment to estimated fair value of property and
               equipment and other assets                                    (12,517)
           Tax benefits related to difference in book and tax basis
                 and payment of options                                       10,031
           Accruals for severance for terminated employees                    (3,000)
           Residual excess purchase cost                                     127,625
                                                                           ---------
      Total allocation                                                     $ 113,126
                                                                           ---------
                                                                           ---------